BERGER IPT - GROWTH AND INCOME FUND

            SUPPLEMENT DATED NOVEMBER 2, 1998
                         to
              PROSPECTUS DATED MAY 1, 1998

     Berger Associates Vice President Tino Sellitto has been appointed manager of the Berger Growth and Income
Fund.  Mr. Sellitto is succeeding Patrick S. Adams and
Sheila J. Ohlsson, the former co-managers for the Fund.

     Accordingly, page 14 of the Prospectus for the Berger IPT - Growth and Income Fund is amended to read as follows: The third paragraph under "6. Management and Investment Advice" is deleted in its entirety and replaced with the following:

     "The portfolio managers are responsible for the investments of their Funds, including the day-to-day investment decisions for these Funds. Patrick S. Adams, Senior Vice President of Berger Associates, is the portfolio manager for the Berger IPT - 100 Fund. Mr.
Adams is also President of the Berger IPT - 100 Fund."

     In addition, in the fourth paragraph under "6.
Management and Investment Advice," the phrase "co-manager for the Berger IPT -Growth and Income Fund" is deleted. The fifth paragraph under "6. Management and Investment Advice" is also deleted in its entirety and replaced with the following:

     "Tino Sellitto, Vice President of Berger
Associates, is the portfolio manager of the Berger IPT -
Growth and Income Fund.  Mr. Sellitto joined Berger
Associates as a senior equity analyst in January 1998 and assumed management of the Berger IPT - Growth and Income Fund in November 1998. Previously, Mr. Sellitto served as Vice President and Assistant Portfolio Manager at Crestone Capital Management, Inc. (August 1995 to
January 1998), Portfolio Manager at Hawaiian Trust
Company (September 1994 to August 1995) and Account
Executive at W.W. Grainger Inc. (distributor of industrial equipment) (October 1991 to September 1994)."